Exhibit 10.23.3
MIRION TECHNOLOGIES, INC.
THIRD AMENDMENT TO
STOCKHOLDERS AGREEMENT
     THIS THIRD AMENDMENT (this “Amendment”) is entered into as of October 31, 2007, by and among MIRION TECHNOLOGIES, INC. (f/k/a Global Monitoring Systems, Inc.), a Delaware corporation (the “Corporation”), AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (together with its transferees, “ACAS”) and the other persons signatory hereto representing the holders of not less than fifty-one percent (51%) of the Common Stock of the Corporation other than Common Stock owned by ACAS (collectively, the “Amending Stockholders”)
W I T N E S S E T H:
     WHEREAS, the Corporation, ACAS and the Corporation’s Stockholders are party to a Stockholders Agreement dated December 22, 2005 (as amended, the “Agreement”);
     WHEREAS, the Corporation, ACAS and the Amending Stockholders desire to amend the Agreement in accordance with Section 13.7 thereof; and
     WHEREAS, Capitalized terms used herein without definition shall have the meanings assigned thereto in the Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
     SECTION 1 Amendment. Section 3.5(c) of the Agreement is hereby amended and restated in its entirety as follows:
     (a) “(c) ACAS will use reasonable commercial efforts to obtain the agreement of the prospective transferee(s) to the participation of each other participating Other Stockholder in the contemplated sale and will not Transfer any Corporation Securities to the prospective transferee(s) if such transferee(s) refuses to allow the participation of each Other Stockholder electing to participate in such transaction. In the event of the sale of multiple types of Corporation Securities

(including Preferred Stock), the value to be paid thereunder with regard to any particular class of securities will be assigned in the following manner:
     (i) all outstanding notes will be valued at their full outstanding principal amount plus all accrued and unpaid interest, prepayment premiums and other fees and costs;
     (ii) all shares of Preferred Stock will be valued at the greater of (A) their liquidation value (including rights to participate in distributions of common stock) plus, without duplication, accrued and unpaid dividends and (B) if convertible into Common Stock, their value under clause (iii) below as if they were converted to Common Stock; and
     (iii) any remaining value shall be allocated pro rata among shares of Common Stock (on a Fully Diluted Basis in respect of Corporation Securities other than (x) Convertible Preferred Stock if the value under clause (ii)(A) above is greater than the value under clause (ii)(B) above and (y) Warrants with exercise prices greater than the value allocable to them hereunder, but in any event, net of any exercise price payable by any Warrant holder), with value allocated to Warrants based on the value of the shares of Common Stock into which they are exercisable less any exercise price that would be payable upon exercise.
     SECTION 2. Miscellaneous
     (a) Except as specifically amended above, the Agreement is and shall continue to be in full force and effect.
     (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Stockholders Agreement, or constitute a waiver of any provision of any other agreement.
     (c) Upon the effectiveness hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Agreement and each reference in any other agreement to “the Agreement”, “thereunder”, or “thereof’ or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.
     (d) This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     (e) All headings set forth in this Amendment are intended for convenience only and shall not control or affect the meaning, construction or effect of this Amendment or the Agreement or of any of the provisions hereof or thereof.

     (f) This Amendment shall be deemed to be a contract governed by the laws of the State of Delaware and shall for all purposes be construed in accordance with the laws of such state, without reference to the conflicts of laws provisions thereof.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:
	Name:	Thomas Logan
	Title:	President

AMERICAN CAPTIAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

AMENDING STOCKHOLDERS

Thomas D. Logan

Antony Besso

SIGNATURE PAGE TO THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

MIRION TECHNOLOGIES, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	President

AMERICAN CAPTIAL STRATEGIES, LTD.
By:
	Name:	Robert Klein
	Title:	Managing Director

AMENDING STOCKHOLDERS
/s/ Thomas D. Logan
Thomas D. Logan

/s/ Antony Besso
Antony Besso

SIGNATURE PAGE TO THIRD AMENDMENT TO STOCKHOLDERS AGREEMENT

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